Exhibit 21
                       MIDAMERICAN ENERGY HOLDINGS COMPANY

                         SUBSIDIARIES AND JOINT VENTURES

Subsidiaries:

MIDAMERICAN FUNDING LLC                                 Iowa
IPP CO                                                  Delaware
IPP CO LLC                                              Delaware
CE MINERALS DEVELOPMENT LLC                             Delaware
CALENERGY HOLDINGS INC.                                 Delaware
CE TEXAS ENERGY LLC                                     Delaware
CE TEXAS GAS LP                                         Delaware
FISH LAKE POWER LLC                                     Delaware
IMPERIAL MAGMA LLC                                      Delaware
SALTON SEA ROYALTY LLC                                  Delaware
VPC GEOTHERMAL LLC                                      Delaware
CALENERGY CAPITAL TRUST I                               Delaware
CALENERGY CAPITAL TRUST II                              Delaware
CALENERGY CAPITAL TRUST III                             Delaware
CALENERGY CAPITAL TRUST IV                              Delaware
CALENERGY CAPITAL TRUST V                               Delaware
CALENERGY CAPITAL TRUST VI                              Delaware
CE GEOTHERMAL, INC.                                     Delaware
WESTERN STATES GEOTHERMAL COMPANY                       Delaware
INTERMOUNTAIN GEOTHERMAL COMPANY                        Delaware
CALIFORNIA ENERGY DEVELOPMENT CORPORATION               Delaware
CALIFORNIA ENERGY YUMA CORPORAITON                      Utah
CE EXPLORATION COMPANY                                  Delaware
CE NEWBERRY, INC.                                       Delaware
CALENERGY INTERNATIONAL SERVICES, INC.                  Delaware
CALIFORNIA ENERGY GENERAL CORPORATION                   Delaware
CE GENERATION LLC                                       Nebraska
CE INTERNATIONAL INVESTMENTS, INC.                      Delaware
CE MAHANAGDONG LTD.                                     Bermuda
CE LUZON GEOTHERMAL POWER COMPANY, INC.                 Philippines
CE PHILIPPINES LTD.                                     Bermuda
ORMOC CEBU LTD.                                         Bermuda
CE CEBU GEOTHERMAL POWER COMPANY, INC.                  Philippines
CE INDONESIA LTD.                                       Bermuda
BALI ENERGY LTD.                                        Bermuda
CE CASECNAN LTD.                                        Bermuda


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CE SINGAPORE LTD.                                       Bermuda
CALENERGY INTERNATIONAL LTD.                            Bermuda
CE CASECNAN WATER AND ENERGY COMPANY, INC.              Philippines
CE BALI LTD.                                            Bermuda
CE ASIA LTD.                                            Bermuda
MAGMA POWER COMPANY                                     Nevada
DESERT VALLEY COMPANY                                   California
VULCAN POWER COMPANY                                    Nevada
CALENERGY OPERATING CORPORATION                         Delaware
SALTON SEA POWER COMPANY                                Nevada
MAGMA LAND COMPANY I                                    Nevada
MAGMA GENERATING COMPANY II                             Nevada
MAGMA GENERATING COMPANY I                              Nevada
CALIFORNIA ENERGY MANAGEMENT COMPANY                    Delaware
SALTON SEA FUNDING CORPORATION                          Delaware
TONGONAN POWER INVESTMENT, INC.                         Philippines
MAGMA NETHERLANDS B.V.                                  Netherlands
NORMING INVESTMENTS B.V.                                Netherlands
CALENERGY IMPERIAL VALLEY COMPANY, INC.                 Delaware
SLUPO I B.V.                                            Netherlands
CONEJO ENERGY COMPANY                                   California
NIGUEL ENERGY COMPANY                                   California
SAN FELIPE ENERGY COMPANY                               California
FALCON SEABOARD RESOURCES, INC.                         Texas
FALCON SEABOARD OIL COMPANY                             Texas
FALCON SEABOARD PIPELINE CORPORATION                    Texas
FALCON SEABOARD POWER CORPORATION                       Texas
POWER RESOURCES, LTD                                    Texas
BIG SPRING PIPELINE COMPANY                             Texas
SECI HOLDINGS, INC.                                     Delaware
FALCON POWER OPERATING COMPANY                          Texas
NORCON HOLDINGS, INC.                                   Delaware
SARANAC ENERGY COMPANY, INC.                            Delaware
NORTHERN CONSOLIDATED POWER, INC.                       Delaware
NORTH COUNTRY GAS PIPELINE CORPORATION                  New York
CE POWER, INC.                                          Delaware
CE ELECTRIC, INC.                                       Delaware
CE ELECTRIC UK plc                                      England/Wales
NORTHERN ELECTRIC PLC                                   England/Wales
NORTHERN ELECTRIC GENERATION LIMITED                    England/Wales
NORTHERN ELECTRIC (OVERSEAS HOLDINGS) LIMITED           England/Wales
NORTHERN ELECTRIC PROPERTIES LIMITED                    England/Wales
NORTHERN ELECTRIC FINANCE PLC                           England/Wales


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NORTHERN TRACING AND COLLECTION SERVICES LIMITED        England/Wales
GAS UK LIMITED                                          England/Wales
CALENERGY GAS (HOLDINGS) LIMITED                        England/Wales
NORTHERN ELECTRIC SHARE SCHEME TRUSTEE LIMITED          England/Wales
NORTHERN TRANSPORT FINANCE LIMITED                      England/Wales
NORTHERN ELECTRIC RETAIL LIMITED                        England/Wales
NORTHERN ELECTRIC DISTRIBUTION LIMITED                  England/Wales
NORTHERN ELECTRIC SUPPLY LIMITED                        England/Wales
NORTHERN METERING SERVICES LIMITED                      England/Wales
NORTHERN UTILITY SERVICES LIMITED                       England/Wales
NORTHERN ELECTRIC TELECOM LIMITED                       England/Wales
NORTHERN ELECTRIC TRANSPORT LIMITED                     England/Wales
NORTHERN INFOCOM LIMITED                                England/Wales
NORTHERN ELECTRIC TRAINING LIMITED                      England/Wales
NORTHERN ELECTRIC GENERATION (TPL) LIMITED              England/Wales
NORTHERN ELECTRIC GENERATION (CPS) LIMITED              England/Wales
NORTHERN ELECTRIC GENERATION (NPL) LIMITED              England/Wales
NORTHERN ELECTRIC GENERATION (PEAKING) LIMITED          England/Wales
NORTHERN ELECTRIC INSURANCE SERVICES LIMITED            Isle of Man
CALENERGY GAS (UK) LIMITED                              England/Wales
CE INDONESIA GEOTHERMAL, INC.                           Delaware
NEPTUNE POWER LTD                                       England/Wales
CALENERGY GAS (POLSKA) SP. Z O.O.                       Poland
CE (BERMUDA) FINANCING LTD.                             Bermuda
CALENERGY GAS (PIPELINES) LIMITED                       England/Wales
CALENERGY POWER POLSKA SP. Z O.O.                       Poland
SALTON SEA POWER L.L.C.                                 Delaware
KIEWIT ENERGY PACIFIC HOLDINGS CORP.                    Delaware
KIEWIT ENERGY U.K. INC.                                 Delaware
KIEWIT ENERGY INTERNATIONAL (BERMUDA) LTD.              Bermuda
CE SALTON SEA INC.                                      Delaware
AURORA 2000, L.L.C.                                     Delaware
CE AURORA I, INC.                                       Delaware
NORTHERN AURORA, INC.                                   Delaware
CALENERGY MINERALS LLC                                  Delaware
YUMA COGENERATION ASSOCIATES                            Utah
VULCAN/BN GEOTHERMAL POWER COMPANY                      Nevada
LEATHERS, L.P.                                          California
ELMORE, L.P.                                            California
DEL RANCH, L.P. (HOCH)                                  California


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SALTON SEA BRINE PROCESSING, L.P.                       California
SALTON SEA POWER GENERATION L.P.                        California
VISAYAS GEOTHERMAL POWER COMPANY                        Philippines
SARANAC POWER PARTNERS, L.P.                            Delaware
NORCON POWER PARTNERS, L.P.                             Delaware
CE ELECTRIC UK HOLDINGS                                 England/Wales
VIKING POWER LTD                                        England/Wales
CE ELECTRIC UK FUNDING COMPANY                          England/Wales
MHC INC.                                                Iowa
MIDAMERICAN ENERGY COMPANY                              Iowa
THE REFERRAL COMPANY                                    Iowa
SELECT RELOCATION SERVICES, INC.                        Iowa
EDINA REALTY MORTGAGE, LLC                              Delaware
CBSHOME REAL ESTATE COMPANY                             Nebraska
MIDAMERICAN HOME SERVICES MORTGAGE, LLC                 Iowa
TITLE INFORMATION SERVICES, LLC                         Minnesota
QUAD CITIES ENERGY COMPANY                              Iowa
CORDOVA ENERGY COMPANY LLC                              Iowa
MIDWEST GAS COMPANY                                     Iowa
DCCO, INC.                                              Minnesota
INTERCOAST SIERRA POWER COMPANY                         Delaware
MIDAMERICAN ENERGY FINANCING II                         Delaware
BETTENDORF LOCK & SECURITY SERVICES, INC.               Iowa
SUTTON SECURITY, INC.                                   Nebraska
PRO-TEC ALARM SYSTEMS AND SERVICES, INC.                Missouri
CBS BROKERAGE SYSTEMS, INC                              Nebraska
CBEC RAILWAY INC.                                       Iowa
MIDAMERICAN ENERGY FINANCING I                          Delaware
MIDAMERICAN ENERGY FUNDING CORPORATION                  Delaware
MIDAMERICAN CAPITAL COMPANY                             Delaware
MHC INVESTMENT COMPANY                                  South Dakota
MWR CAPITAL INC.                                        South Dakota
MIDWEST CAPITAL GROUP, INC.                             Iowa
DAKOTA DUNES DEVELOPMENT COMPANY                        Iowa
TWO RIVERS INC.                                         South Dakota
MIDAMERICAN SERVICES COMPANY                            Iowa
NORTHERN ELECTRIC & GAS LIMITED                         United Kingdom
NORTHERN ELECTRIC INVESTMENTS LIMITED                   United Kingdom
CALENERGY EUROPE LIMITED                                United Kingdom
NORTHERN AURORA LIMITED                                 United Kingdom
RYHOPE ROAD DEVELOPMENTS LTD.                           United Kingdom
KINGS ROAD DEVELOPMENTS LIMITED                         United Kingdom
SEAL SANDS NETWORK LTD.                                 United Kingdom


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TEESSIDE POWER LIMITED                                  United Kingdom
KIRKHEATON WIND LIMITED                                 United Kingdom
VEHICLE LEASE AND SERVICE LIMITED                       United Kingdom
CE TURBO LLC                                            Delaware
CE TEXAS FUEL, LLC                                      Delaware
CE TEXAS POWER, LLC                                     Delaware
CE TEXAS PIPELINE, LLC                                  Delaware
CE TEXAS RESOURCES, LLC                                 Delaware
CE ADMINISTRATIVE SERVICES, INC.                        Delaware
AMERICAN PACIFIC FINANCE COMPANY                        Delaware
CALENERGY COMPANY, INC.                                 Delaware
SALTON SEA MINERALS CORP.                               Delaware
CALENERGY INTERNATIONAL, INC.                           Delaware
CORDOVA FUNDING CORPORATION                             Delaware
GILBERT/CBE INDONESIA L.L.C.                            Nebraska


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